SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                              ---------------------


                        Date of Report (Date of earliest
                                 event reported)
                      November 14, 2002 (November 14, 2002)


                              Zions Bancorporation
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            (Exact name of registrant as specified in its charter)


        Utah                       0-2610                     87-0227400
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      (State of            (Commission File Number)         (IRS Employer
    incorporation)                                        Identification No.)



    One South Main, Suite 1134, Salt Lake City, Utah          84111
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(Address of Chief executive offices)                    (Zip Code)


                                (801) 524-4787
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
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         (Former name or former address, if changed since last report)


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

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Zions Bancorporation (the "Company") under the Securities Act of 1933, as amended.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

            The following exhibits are furnished as part of this report:

            Exhibit 99.1 Certification, dated November 14, 2002, of Chief Executive Officer, Harris H. Simmons, of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

            Exhibit 99.2 Certification, dated November 14, 2002, of Chief Financial Officer, Doyle L. Arnold, of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.     Regulation FD Disclosure

On November 14, 2002, each of the Chief Executive Officer, Harris H.
Simmons, and Chief Financial Officer, Doyle L. Arnold, of the Company submitted to the Securities and Exchange Commission the certification of The Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The Company is furnishing under Item 9 of this Current Report on Form 8-K copies of such statements as Exhibits 99.1 and 99.2 hereto.

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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ZIONS BANCORPORATION


                                    By: /s/   Doyle L. Arnold
                                       -----------------------------
                                       Name:  Doyle L. Arnold
                                       Title: Executive Vice
                                              President and Chief
                                              Financial Officer



Date: November 14, 2002

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

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Certification, dated November 14, 2002, of Chief Executive Officer, Harris H. Simmons, of the Company, pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification, dated November 14, 2002, of Chief Financial Officer, Doyle L. Arnold, of The Company, pursuant to 18 U.S.C.
               Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.